Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zeo ScientifiX, Inc. on Form 10-Q for the quarter ended July 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Ian T. Bothwell, Interim Chief Executive Officer and Chief Financial Officer (principal executive, financial and accounting officer) of Zeo ScientifiX, Inc., a Nevada corporation (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zeo ScientifiX, Inc.

Date: September 15, 2025	/s/ Ian T. Bothwell
Ian T. Bothwell
Interim Chief Executive Officer and Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)